UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07478

Name of Fund: BlackRock MuniVest Fund II, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock MuniVest Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 882-0052

Date of fiscal year end: 10/31/07

Date of reporting period: 11/01/06 - 04/30/07

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock                                                              BLACKROCK
MuniVest Fund II, Inc.

SEMI-ANNUAL REPORT
APRIL 30, 2007 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock MuniVest Fund II, Inc.

Portfolio Information as of April 30, 2007

                                                                     Percent of
Quality Ratings by                                                      Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
AAA/Aaa .........................................................       24.4%
AA/Aa ...........................................................       14.5
A/A .............................................................       23.1
BBB/Baa .........................................................       16.9
BB/Ba ...........................................................        1.9
B/B .............................................................        2.1
CCC/Caa .........................................................        1.1
NR (Not Rated) ..................................................       15.4
Other* ..........................................................        0.6
--------------------------------------------------------------------------------
*     Includes portfolio holdings in variable rate demand notes.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


2       BLACKROCK MUNIVEST FUND II, INC.              APRIL 30, 2007

A Letter to Shareholders

Dear Shareholder

In its first four months, 2007 could already be termed an eventful year for investors. For most financial markets, 2007 opened just as 2006 ended -- on a positive trajectory. Then, at the end of February and into March, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by worries of a weakening economy, escalating geopolitical concerns and rising delinquencies in the subprime mortgage market. Still, underlying stock market fundamentals appeared quite sound, supported by a generally favorable global economic backdrop, tame inflation, slowing but still positive earnings growth, relatively low interest rates and attractive valuations. These conditions prevailed later, and the Dow Jones Industrial Average crossed the 13,000 mark for the first time in its history in late April.

Not unlike the equity market, the bond market also experienced volatility as observers attempted to interpret mixed economic signals. A bond market rally (falling yields and rising prices) late last year reversed itself early in 2007 amid some transitory signs of economic strength. Overall, yields have fluctuated month to month but ended April little changed from the beginning of the year. However, compared to one year ago, yields on 30-year Treasury bonds fell 36 basis points (.36%) and 10-year yields fell 44 basis points, while prices correspondingly rose.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing in its interest rate-hiking campaign on August 8, 2006. The central bankers continue to express concern about potential inflationary pressures, but also acknowledge signs of economic weakness. Given this relatively "balanced" assessment, most observers believe the Fed will keep interest rates on hold for now.

Against this backdrop, most major market indexes posted positive returns for the annual and semi-annual reporting periods ended April 30, 2007:

Total Returns as of April 30, 2007                                                             6-month          12-month
========================================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                                     + 8.60%          +15.24%
------------------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                                    + 6.86           + 7.83
------------------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                               +15.46           +19.81
------------------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                                             + 2.64           + 7.36
------------------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                                  + 1.59           + 5.78
------------------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)                + 6.96           +11.72
------------------------------------------------------------------------------------------------------------------------

If the first four months are any guide, 2007 could be a year of enhanced market volatility. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more insight, we invite you to view "What's Ahead in 2007: An Investment Perspective" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                     Sincerely,


                                                     /s/ Robert C. Doll, Jr.

                                                     Robert C. Doll, Jr.
                                                     Fund President and Director


           BLACKROCK MUNIVEST FUND II, INC.              APRIL 30, 2007       3

A Discussion With Your Fund's Portfolio Manager

      The Fund continued to benefit from its exposure to lower-rated, higher-yielding issues and outperformed its comparable Lipper category average for the semi-annual period.

Describe the recent market environment relative to municipal bonds.

Long-term bond yields traded in a fairly broad and volatile range over the past six months, only to end the period little changed. Overall, financial conditions have remained relatively balanced, with moderate economic activity and well-contained inflationary pressures. Recent commentary from the Federal Reserve Board (the Fed) has supported this trading range. The Fed is expected to maintain its "balanced" economic assessment at least into mid-year.

During the six-month reporting period, 30-year U.S. Treasury bond yields rose nine basis points (.09%) to 4.81%, while 10-year Treasury note yields rose two basis points to 4.63%. Similarly, movements were fairly muted in the tax-exempt market. As measured by Municipal Market Data, yields on AAA-rated municipal bonds maturing in 30 years declined three basis points to 4.10%, and yields on AAA-rated municipal bonds maturing in 10 years rose 12 basis points to 3.76%.

Investor demand for municipal product continued to strengthen throughout the six-month period. The Investment Company Institute reports that long-term municipal bond funds received over $8.7 billion in net new cash flows during the first three months of 2007, a 42% increase compared to the first three months of 2006. Weekly fund flows, as reported by AMG Data, also have risen. Weekly inflows during the April 2007 quarter averaged over $489 million, up from a weekly average of $400 million in fourth quarter 2006. The improving demand among retail investors reflects, in large part, increased acceptance of lower nominal yields and bond coupon structure. Throughout ion, slowing but still positive earnings growth, relatively low interest rates and attractive valuations. These conditions prevailed later, and the Dow Jones Industrial Average crossed the 13,000 mark for the first time in its history in late April. much of last year, retail-oriented municipal bond broker/dealers noted significant individual investor resistance to purchasing tax-exempt issues with yields below 4.50% and/or issues bearing nominal coupons below 5%. As tax-exempt bond yields have stabilized in recent months, it appears retail investors have become increasingly comfortable purchasing tax-exempt bonds with those characteristics, which has served to support the market's performance.

In terms of supply, issuance of long-term municipal bonds has increased over the past six months. More than $225 billion in new bonds was issued during the April reporting period, an increase of over 30% compared to the same six months one year ago. Over the past three months, municipalities issued more than $106 billion in new long-term tax-exempt bonds, an increase of more than 32% compared to the same period a year ago. So far this year, greater than $135 billion in long-term municipal bonds have been underwritten, putting 2007 annual issuance some 4% ahead of 2005's record pace. Issuers have continued to take advantage of historically low interest rates to refinance outstanding issues. In the first four months of 2007, we have seen 10 underwritings exceeding $1 billion in size. These "mega-deals" have continued to be relatively easily absorbed by market participants, especially non-traditional and foreign buyers who find the liquidity afforded by these deals to be particularly attractive.

Looking ahead, we believe investor demand will be critical in maintaining the tax-exempt market's strong technical position. The increase in new bond supply seen this year is unlikely to abate significantly, leading to record or near-record annual issuance. Relatively stable yield ratios compared to taxable bonds, coupled with a comparatively steep municipal yield curve, should help to sustain traditional and non-traditional investor interest in tax-exempt bonds and support the market's performance into mid-2007.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2007, the Common Stock of BlackRock MuniVest Fund II, Inc. had net annualized yields of 5.66% and 5.39%, based on a period-end per share net asset value of $15.19 and a per share market price of $15.93, respectively, and $.426 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.79%, based on a change in per share net asset value from $15.35 to $15.19, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, outpaced the +1.66% average return of its comparable Lipper category of General Municipal Debt Funds (Leveraged) for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund also provided an above-average dividend yield relative to its peers.


4       BLACKROCK MUNIVEST FUND II, INC.              APRIL 30, 2007

The Fund's strong performance has been generated, in part, by the continued solid price appreciation of its lower-rated holdings. Demand for higher yield from both retail and institutional investors has remained very strong, leading to consistent price appreciation for many of the Fund's holdings rated BBB or lower. Performance during the period also was aided by the prerefunding of a number of the Fund's tobacco settlement revenue bonds in early 2007. The refunding of these lower-rated issues, along with a continued emphasis on purchasing higher-rated issues given relatively narrow credit spreads, resulted in an improvement in the portfolio's overall credit quality profile during the period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Overall, portfolio activity was limited during the period given the low absolute level of yields available in the municipal marketplace. For the most part, today's yields are well below the yields at which the vast majority of the Fund's holdings were originally purchased. As such, we found little incentive to restructure the portfolio.

Having said that, when opportunities did present themselves, we favored higher-rated bonds for the portfolio. Because municipal credit spreads are very tight, meaning there is little additional yield to be had by investing in lower-rated issues, we favored bonds with higher ratings. This resulted in an improvement in the Fund's overall credit quality profile. At the end of April 2007, approximately 60% of the portfolio's holdings were rated A or better.

For the six-month period ended April 30, 2007, the Fund's Auction Market Preferred Stock had average yields of 3.57% for Series A, 3.64% for Series B, 3.53% for Series C and 3.54% for Series D. The Fed kept its target interest rate unchanged during the six-month period at 5.25%. As such, the Fund's borrowing costs remained relatively stable. Importantly, the municipal yield curve maintained its positive slope, particularly compared to the Treasury curve, and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. As always, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield available to the Common Stock shareholder. (For a more complete explanation of the benefits and risks of leveraging, see page 6 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

Looking ahead, we expect little change in tax-exempt bond yields through mid-year. The current financial environment remains fairly well balanced, characterized by modest economic activity and moderate inflation pressures. We believe such an environment should allow the Fed to remain on the sidelines awaiting further developments before adjusting monetary policy. At its May 9, 2007 meeting, the Fed kept its target interest rate on hold for the seventh consecutive time.

Against this backdrop, we expect to maintain the Fund's current neutral positioning. Should economic activity soften, triggered perhaps by a correction in equity markets or further decline in housing, we would look to adopt a more constructive posture for the portfolio. Meanwhile, we would expect portfolio activity to remain limited given current market levels. We intend to remain fully invested in order to maintain the Fund's already attractive dividend yield.

Fred K. Stuebe
Vice President and Portfolio Manager

May 10, 2007


           BLACKROCK MUNIVEST FUND II, INC.              APRIL 30, 2007       5

The Benefits and Risks of Leveraging

BlackRock MuniVest Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As of April 30, 2007, the Fund's leverage amount, due to Auction Market Preferred Stock, was 36.27% of total net assets, before the deduction of Preferred Stock.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


6       BLACKROCK MUNIVEST FUND II, INC.              APRIL 30, 2007

Schedule of Investments as of April 30, 2007 (Unaudited)          (in Thousands)

       Face
     Amount    Municipal Bonds                                            Value
================================================================================
Alabama -- 7.3%
    $ 5,300    Birmingham, Alabama, Special Care Facilities Financing
                 Authority, Revenue Refunding Bonds (Ascension
                 Health Credit), Series C-2, 5% due 11/15/2036           $ 5,495
      5,000    Huntsville, Alabama, Health Care Authority Revenue
                 Bonds, Series B, 5.75% due 6/01/2012 (j)                  5,496
      3,500    Prattville, Alabama, IDB, Environmental Improvement
                 Revenue Bonds (International Paper Company
                 Projects), AMT, Series A, 4.75% due 12/01/2030            3,513
      5,000    Selma, Alabama, IDB, Environmental Improvement
                 Revenue Bonds (International Paper Company
                 Project), AMT, Series A, 4.75% due 12/01/2030             4,868
      2,900    Tuscaloosa, Alabama, Special Care Facilities Financing
                 Authority, Residential Care Facility Revenue Bonds
                 (Capstone Village, Inc. Project), Series A, 5.875%
                 due 8/01/2036                                             2,956
================================================================================
Arizona -- 2.6%
      1,100    Coconino County, Arizona, Pollution Control
                 Corporation Revenue Bonds (Arizona Public Service
                 Co. -- Navajo Project), VRDN, AMT, Series A, 4.05%
                 due 10/01/2029 (l)                                        1,100
      1,000    Maricopa County, Arizona, IDA, Education Revenue
                 Bonds (Arizona Charter Schools Project 1), Series A,
                 6.75% due 7/01/2029                                       1,021
      2,315    Maricopa County, Arizona, Tempe Elementary Unified
                 School District Number 3, GO, Refunding, 7.50%
                 due 7/01/2010 (d)                                         2,572
      1,995    Pima County, Arizona, IDA, Education Revenue Bonds
                 (Arizona Charter Schools Project), Series C, 6.75%
                 due 7/01/2031                                             2,139
               Pima County, Arizona, IDA, Education Revenue
                 Refunding Bonds (Arizona Charter Schools
                 Project II), Series A:
        435        6.75% due 7/01/2011 (j)                                   483
        525        6.75% due 7/01/2021                                       565
================================================================================
California -- 11.0%
      7,950    California Health Facilities Financing Authority
                 Revenue Bonds (Kaiser Permanente), Series A,
                 5.25% due 4/01/2039                                       8,342
               California State, GO:
      3,140        5.50% due 4/01/2014 (j)                                 3,486
        160        5.50% due 4/01/2028                                       175
        210        5.50% due 4/01/2030                                       230
      2,500    Chula Vista, California, IDR (San Diego Gas and Electric
                 Company), AMT, Series B, 5% due 12/01/2027                2,613
      5,010    Golden State Tobacco Securitization Corporation of
                 California, Tobacco Settlement Revenue Bonds,
                 Series A-3, 7.875% due 6/01/2013 (j)                      6,110
     13,000    Golden State Tobacco Securitization Corporation of
                 California, Tobacco Settlement Revenue Refunding
                 Bonds, Senior Series A-1, 5.125% due 6/01/2047           13,025
================================================================================
Colorado -- 3.7%
        175    Colorado HFA, Revenue Refunding Bonds (S/F Program),
                 AMT, Senior Series A-2, 7.50% due 4/01/2031                 176
               Elk Valley, Colorado, Public Improvement Revenue
                 Bonds (Public Improvement Fee):
      3,025        Series A, 7.35% due 9/01/2031                           3,209
        830        Series B, 7.45% due 9/01/2031                             883
      1,310    North Range Metropolitan District Number 1, Colorado,
                 GO, 7.25% due 12/15/2011 (j)                              1,480
               Plaza Metropolitan District Number 1, Colorado, Tax
                 Allocation Revenue Bonds (Public Improvement Fees)
      3,300        8% due 12/01/2025                                       3,666
        820        8.125% due 12/01/2025                                     827
      1,000    Southlands, Colorado, Medical District, GO
                 (Metropolitan District Number 1), 7% due 12/01/2024       1,109
================================================================================
Connecticut -- 1.1%
      1,165    Connecticut State Development Authority, Airport
                 Facility Revenue Bonds (Learjet Inc. Project), AMT,
                 7.95% due 4/01/2026                                       1,401
      2,000    Mohegan Tribe Indians Gaming Authority, Connecticut,
                 Public Improvement Revenue Refunding Bonds
                 (Priority Distribution), 6.25% due 1/01/2031              2,125
================================================================================
Delaware -- 0.3%
      1,000    New Castle County, Delaware, PCR (General Motors
                 Corporation Project), VRDN, 7% due 10/01/2008 (l)         1,000
================================================================================
Florida -- 9.2%
               Fiddlers Creek, Florida, Community Development
                 District Number 2, Special Assessment Revenue Bonds:
      2,350        Series A, 6.375% due 5/01/2035                          2,517
        820        Series B, 5.75% due 5/01/2013                             846
      6,500    Highlands County, Florida, Health Facilities Authority,
                 Hospital Revenue Bonds (Adventist Health System),
                 Series C, 5.25% due 11/15/2036                            6,803
      6,520    Highlands County, Florida, Health Facilities Authority,
                 Hospital Revenue Refunding Bonds (Adventist Health
                 System), Series G, 5.125% due 11/15/2032                  6,746
      4,000    Midtown Miami, Florida, Community Development
                 District, Special Assessment Revenue Bonds, Series A,
                 6.25% due 5/01/2037                                       4,349
      1,280    Orange County, Florida, Health Facilities Authority,
                 Hospital Revenue Bonds (Adventist Health System),
                 5.625% due 11/15/2012 (j)                                 1,408

Portfolio Abbreviations

To simplify the listings of BlackRock MuniVest Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
DRIVERS   Derivative Inverse Tax-Exempt Receipts
EDA       Economic Development Authority
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
S/F       Single-Family
VRDN      Variable Rate Demand Notes


           BLACKROCK MUNIVEST FUND II, INC.              APRIL 30, 2007       7

Schedule of Investments (continued)                               (in Thousands)

       Face
     Amount    Municipal Bonds                                            Value
================================================================================
Florida (concluded)
               Orlando, Florida, Urban Community Development
                 District, Capital Improvement Special
                 Assessment Bonds:
    $ 1,135        6.25% due 5/01/2034                                   $ 1,220
      1,000        Series A, 6.95% due 5/01/2033                           1,080
      1,250    Palm Coast Park Community Development District,
                 Florida, Special Assessment Revenue Bonds,
                 5.70% due 5/01/2037                                       1,283
        900    Park Place Community Development District, Florida,
                 Special Assessment Revenue Bonds, 6.75%
                 due 5/01/2032                                               964
        920    Preserve at Wilderness Lake, Florida, Community
                 Development District, Capital Improvement Bonds,
                 Series A, 7.10% due 5/01/2033                             1,015
================================================================================
Georgia -- 5.8%
      2,000    Atlanta, Georgia, Tax Allocation Bonds (Atlantic Station
                 Project), 7.90% due 12/01/2024                            2,213
      1,225    Brunswick and Glynn County, Georgia, Development
                 Authority, First Mortgage Revenue Bonds (Coastal
                 Community Retirement Corporation Project),
                 Series A, 7.125% due 1/01/2025                              986
      1,075    Fulton County, Georgia, Development Authority, PCR
                 (General Motors Corporation), Refunding, VRDN,
                 7.50% due 4/01/2010 (l)                                   1,075
      2,000    Fulton County, Georgia, Residential Care Facilities,
                 Revenue Refunding Bonds (Canterbury Court Project),
                 Series A, 6.125% due 2/15/2026                            2,119
        600    Gainesville, Georgia, Redevelopment Authority,
                 Educational Facilities Revenue Refunding Bonds
                 (Riverside Military Academy), 5.125% due 3/01/2037          613
               Georgia Municipal Electric Authority, Power Revenue
                 Refunding Bonds:
      5,620        Series W, 6.60% due 1/01/2018                           6,490
        380        Series W, 6.60% due 1/01/2018 (c)                         437
      1,250        Series X, 6.50% due 1/01/2020                           1,470
               Milledgeville-Baldwin County, Georgia, Development
                 Authority Revenue Bonds (Georgia College and
                 State University Foundation):
      1,350        5.50% due 9/01/2024                                     1,449
      1,000        5.625% due 9/01/2030                                    1,079
================================================================================
Idaho -- 0.0%
        145    Idaho Housing Agency, S/F Mortgage Revenue
                 Refunding Bonds, AMT, Series E-2, 6.90%
                 due 1/01/2027                                               149
================================================================================
Illinois -- 10.0%
      4,000    Chicago, Illinois, O'Hare International Airport, Special
                 Facility Revenue Refunding Bonds (American
                 Airlines Inc. Project), 8.20% due 12/01/2024              4,052
        230    Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT,
                 Series C, 7% due 3/01/2032 (f)(g)                           236
        800    Chicago, Illinois, Special Assessment Bonds (Lake
                 Shore East), 6.75% due 12/01/2032                           867
      1,000    Chicago, Illinois, Tax Allocation Bonds (Kingsbury
                 Redevelopment Project), Series A, 6.57%
                 due 2/15/2013                                             1,031
      2,800    Hodgkins, Illinois, Environmental Improvement
                 Revenue Bonds (Metro Biosolids Management
                 LLC Project), AMT, 6% due 11/01/2023                      2,896
      1,000    Illinois Development Finance Authority Revenue Bonds
                 (Community Rehabilitation Providers Facilities),
                 Series A, 6.50% due 7/01/2022                             1,081
      2,500    Illinois Development Finance Authority, Revenue
                 Refunding Bonds (Community Rehabilitation
                 Providers Facilities), Series A, 6% due 7/01/2015         2,531
        415    Illinois HDA, Revenue Refunding Bonds (M/F Program),
                 Series 5, 6.75% due 9/01/2023                               420
               Illinois State Finance Authority Revenue Bonds,
                 Series A:
        500        (Friendship Village of Schaumburg),
                      5.625% due 2/15/2037                                   516
      1,035        (Landing At Plymouth Place Project),
                      6% due 5/15/2037                                     1,103
        365    McLean and Woodford Counties, Illinois, Community
                 Unit School District Number 005, GO, Refunding,
                 6.375% due 12/01/2016 (h)                                   405
               Regional Transportation Authority, Illinois,
                 Revenue Bonds:
      1,500        Series A, 7.20% due 11/01/2020 (b)                      1,849
      7,000        Series A, 6.70% due 11/01/2021 (d)                      8,632
      2,500        Series C, 7.75% due 6/01/2020 (d)                       3,405
      1,580    Village of Wheeling, Illinois, Revenue Bonds (North
                 Milwaukee/Lake-Cook Tax Increment Financing (TIF)
                 Redevelopment Project), 6% due 1/01/2025                  1,611
================================================================================
Indiana -- 13.9%
               Indiana Health and Educational Facilities Financing
                 Authority, Hospital Revenue Bonds, Series A:
      8,245        (Clarian Health Obligation), 5.25%
                      due 2/15/2040                                        8,634
      2,000        (Schneck Memorial Hospital Project),
                      5.25% due 2/15/2030                                  2,103
      3,500    Indiana Health and Educational Facilities Financing
                 Authority, Hospital Revenue Refunding Bonds
                 (Clarian Health Obligation), Series B, 5% due 2/15/2033   3,600
      5,850    Indiana Health and Educational Facilities Financing
                 Authority, Revenue Refunding Bonds (Ascension
                 Health Credit), Series B-5, 5% due 11/15/2036             6,066
      5,545    Indiana State, HFA, S/F Mortgage Revenue Refunding
                 Bonds, Series A, 6.80% due 1/01/2017 (e)                  5,678
               Indiana Transportation Finance Authority, Highway
                 Revenue Bonds, Series A:
      2,000        7.25% due 6/01/2015                                     2,319
      3,775        6.80% due 12/01/2016                                    4,427
      8,750    Indianapolis, Indiana, Local Public Improvement Bond
                 Bank, Revenue Refunding Bonds, Series D, 6.75%
                 due 2/01/2014                                             9,866
================================================================================
Kentucky -- 4.0%
     11,650    Louisville and Jefferson County, Kentucky, Metropolitan
                 Government Health System, Revenue Refunding
                 Bonds (Norton Healthcare, Inc.), 5.25%
                 due 10/01/2036                                           12,169
================================================================================
Louisiana -- 7.4%
      8,260    Louisiana Public Facilities Authority, Hospital Revenue
                 Bonds (Franciscan Missionaries of Our Lady Health
                 System, Inc.), Series A, 5.25% due 8/15/2036              8,632
     10,000    Port New Orleans, Louisiana, IDR, Refunding
                 (Continental Grain Company Project), 6.50%
                 due 1/01/2017                                            10,175
      3,600    Sabine River Authority, Louisiana, Water Facilities
                 Revenue Refunding Bonds (International Paper
                 Company), 6.20% due 2/01/2025                             3,837
================================================================================


8       BLACKROCK MUNIVEST FUND II, INC.              APRIL 30, 2007

Schedule of Investments (continued)                               (in Thousands)

       Face
     Amount    Municipal Bonds                                            Value
================================================================================
Maryland -- 1.9%
    $ 2,000    Maryland State Energy Financing Administration,
                 Solid Waste Disposal Revenue Bonds, Limited
                 Obligation (Wheelabrator Water Projects), AMT,
                 6.45% due 12/01/2016                                    $ 2,043
               Maryland State Health and Higher Educational Facilities
                 Authority Revenue Bonds, Series B:
      1,100        (King Farm Presbyterian Community),
                      5% due 1/01/2017                                     1,105
      1,000        (University of Maryland Medical System),
                      7% due 7/01/2022 (d)                                 1,297
      1,230    Montgomery County, Maryland, Special Obligation, GO
                 (West Germantown Development District), Series A,
                 6.70% due 7/01/2027 (k)                                   1,384
================================================================================
Massachusetts -- 2.7%
      1,000    Massachusetts State College Building Authority,
                 Project Revenue Refunding Bonds, Senior Series A,
                 7.50% due 5/01/2011                                       1,138
      6,000    Massachusetts State Water Resource Authority
                 Revenue Bonds, Series A, 6.50% due 7/15/2019 (c)          7,146
================================================================================
Michigan -- 8.0%
      3,100    Flint, Michigan, Hospital Building Authority, Revenue
                 Refunding Bonds (Hurley Medical Center), Series A,
                 6% due 7/01/2020 (a)                                      3,377
      4,320    Macomb County, Michigan, Hospital Finance Authority,
                 Hospital Revenue Bonds (Mount Clemens General
                 Hospital), Series B, 5.875% due 11/15/2034                4,580
               Michigan State Hospital Finance Authority
                 Revenue Bonds, Series A:
      5,000        (Mid-Michigan Obligor Group),
                      5% due 4/15/2036                                     5,142
      3,500        (Trinity Health Credit Group),
                      5% due 12/01/2031                                    3,652
               Michigan State Hospital Finance Authority,
                 Revenue Refunding Bonds:
      1,500        (Oakwood Obligated Group), Series A, 5%
                      due 7/15/2025                                        1,550
      3,000        (Sparrow Obligated Group), 5% due 11/15/2031            3,099
      3,000    Pontiac, Michigan, Tax Increment Finance Authority,
                 Revenue Refunding Bonds (Development Area
                 Number 3), 6.375% due 6/01/2031                           3,211
================================================================================
Mississippi -- 5.8%
      5,850    Lowndes County, Mississippi, Solid Waste Disposal and
                 PCR, Refunding (Weyerhaeuser Company Project),
                 Series A, 6.80% due 4/01/2022                             7,140
               Mississippi Business Finance Corporation, Mississippi,
                 PCR, Refunding (System Energy Resources
                 Inc. Project):
      7,200        5.875% due 4/01/2022                                    7,277
      3,465        5.90% due 5/01/2022                                     3,502
================================================================================
Missouri -- 0.0%
        110    Missouri State Housing Development Commission,
                 S/F Mortgage Revenue Bonds (Homeowner Loan),
                 AMT, Series A, 7.50% due 3/01/2031 (g)                      115
================================================================================
Nebraska -- 0.2%
               Nebraska Investment Finance Authority, S/F Housing
                 Revenue Bonds, AMT (g):
        325        Series C, 6.30% due 9/01/2028 (f)                         328
        255        Series D, 6.45% due 3/01/2028                             259
================================================================================
Nevada -- 0.2%
        620    Clark County, Nevada, Improvement District
                 Number 142, Special Assessment Bonds, 6.375%
                 due 8/01/2023                                               641
================================================================================
New Jersey -- 5.2%
      4,250    New Jersey EDA, Cigarette Tax Revenue Bonds,
                 5.50% due 6/15/2024                                       4,472
      2,435    New Jersey EDA, Retirement Community Revenue
                 Bonds (Cedar Crest Village Inc. Facility), Series A,
                 7.25% due 11/15/2011 (j)                                  2,795
      3,000    New Jersey EDA, Special Facility Revenue Bonds
                 (Continental Airlines Inc. Project), AMT, 6.25%
                 due 9/15/2029                                             3,100
      1,680    New Jersey Health Care Facilities Financing Authority
                 Revenue Bonds (Pascack Valley Hospital Association),
                 6.625% due 7/01/2036                                      1,740
      3,285    Tobacco Settlement Financing Corporation of
                 New Jersey, Asset-Backed Revenue Bonds, 7%
                 due 6/01/2013 (j)                                         3,859
================================================================================
New Mexico -- 1.1%
      3,160    Farmington, New Mexico, PCR, Refunding (Tucson
                 Electric Power Company -- San Juan Project),
                 Series A, 6.95% due 10/01/2020                            3,245
================================================================================
New York -- 4.2%
               New York City, New York, City IDA, Civic Facility
                 Revenue Bonds:
        690        Series C, 6.80% due 6/01/2028                             758
        890        Special Needs Facility Pooled Program), Series C-1,
                      6.50% due 7/01/2017                                    937
      1,920    New York City, New York, City IDA, Special Facility
                 Revenue Bonds (British Airways Plc Project), AMT,
                 7.625% due 12/01/2032                                     2,132
         40    New York City, New York, GO, Refunding, Series A,
                 6.375% due 5/15/2015 (d)                                     43
      3,160    New York City, New York, GO, Series F, 5.25%
                 due 1/15/2033                                             3,338
      1,500    New York State Dormitory Authority, Revenue
                 Refunding Bonds, RIB, Series 305, 7.76%
                 due 5/15/2015 (i)(m)(o)                                   1,730
      1,000    Westchester County, New York, IDA, Civic Facility
                 Revenue Bonds (Special Needs Facilities Pooled
                 Program), Series E-1, 6.50% due 7/01/2017                 1,053
      2,690    Westchester County, New York, IDA, Continuing Care
                 Retirement, Mortgage Revenue Bonds (Kendal on
                 Hudson Project), Series A, 6.50% due 1/01/2034            2,886
================================================================================
North Carolina -- 1.1%
      1,675    Gaston County, North Carolina, Industrial Facilities and
                 Pollution Control Financing Authority, Revenue Bonds
                 (National Gypsum Company Project), AMT, 5.75%
                 due 8/01/2035                                             1,765
      1,500    North Carolina Medical Care Commission, Retirement
                 Facilities, First Mortgage Revenue Bonds (Givens
                 Estates Project), Series A, 6.375% due 7/01/2013 (j)      1,718
================================================================================


           BLACKROCK MUNIVEST FUND II, INC.              APRIL 30, 2007       9

Schedule of Investments (continued)                               (in Thousands)

       Face
     Amount    Municipal Bonds                                            Value
================================================================================
Pennsylvania -- 5.0%
    $ 1,235    Allegheny County, Pennsylvania, IDA, Environmental
                 Improvement Revenue Refunding Bonds, 5.50%
                 due 11/01/2016                                          $ 1,310
        880    Bucks County, Pennsylvania, IDA, Retirement Community
                 Revenue Bonds (Ann's Choice Inc.), Series A,
                 6.125% due 1/01/2025                                        936
               Montgomery County, Pennsylvania, IDA, Revenue Bonds
                 (Whitemarsh Continuing Care Project):
        470        6.125% due 2/01/2028                                      496
      1,090        6.25% due 2/01/2035                                     1,154
      2,000    Pennsylvania Economic Development Financing
                 Authority, Exempt Facilities Revenue Bonds (National
                 Gypsum Company), AMT, Series B, 6.125%
                 due 11/01/2027                                            2,080
      1,250    Pennsylvania State Higher Educational Facilities
                 Authority Revenue Bonds (University of Pennsylvania
                 Medical Center Health System), Series A, 6%
                 due 1/15/2031                                             1,349
      1,265    Philadelphia, Pennsylvania, Authority for IDR,
                 Commercial Development, 7.75% due 12/01/2017              1,268
               Sayre, Pennsylvania, Health Care Facilities Authority,
                 Revenue Bonds (Guthrie Healthcare System),
                 Series B (j):
      2,425        5.85% due 12/01/2011                                    2,656
      3,350        7.125% due 12/01/2011                                   4,027
================================================================================
Rhode Island -- 0.4%
      1,140    Rhode Island State Health and Educational Building
                 Corporation, Hospital Financing Revenue Bonds
                 (Lifespan Obligation Group), 6.50% due 8/15/2012 (j)      1,288
================================================================================
South Carolina -- 1.4%
      1,200    Lexington County, South Carolina, Health Services
                 District Inc., Hospital Revenue Bonds (Lexington
                 Medical Center), 5.50% due 5/01/2032                      1,271
      1,500    Lexington County, South Carolina, Health Services
                 District Inc., Hospital Revenue Refunding and
                 Improvement Bonds, 5.50% due 11/01/2032                   1,584
      1,230    Medical University Hospital Authority, South Carolina,
                 Hospital Facilities Revenue Refunding Bonds,
                 6.50% due 8/15/2012 (j)                                   1,394
        180    South Carolina Housing Finance and Development
                 Authority, Mortgage Revenue Bonds, AMT, Series A,
                 6.70% due 7/01/2027                                         180
================================================================================
Tennessee -- 3.5%
      1,000    Johnson City, Tennessee, Health and Educational
                 Facilities Board, Retirement Facility Revenue Bonds (Appalachian Christian Village Project), Series A,
                 6% due 2/15/2024                                          1,012
      4,000    McMinn County, Tennessee, IDB, Solid Waste Revenue
                 Bonds (Recycling Facility -- Calhoun Newsprint),
                 AMT, 7.40% due 12/01/2022                                 4,054
      5,000    Shelby County, Tennessee, Health, Educational and
                 Housing Facility Board, Hospital Revenue Refunding
                 Bonds (Methodist Healthcare) 6.50%
                 due 9/01/2012 (j)                                         5,672
================================================================================
Texas -- 10.3%
      6,110    Austin, Texas, Convention Center Revenue Bonds
                 (Convention Enterprises Inc.), First Tier, Series A,
                 6.70% due 1/01/2011 (j)                                   6,720
      1,500    Brazos River Authority, Texas, PCR, Refunding (TXU
                 Energy Company LLC Project), AMT, Series A,
                 7.70% due 4/01/2033                                       1,696
      1,810    Brazos River Authority, Texas, Revenue Refunding
                 Bonds (Reliant Energy, Inc. Project), Series B,
                 7.75% due 12/01/2018                                      1,899
      5,800    Brazos River, Texas, Harbor Navigation District,
                 Brazoria County Environmental Revenue Refunding
                 Bonds (Dow Chemical Company Project), AMT,
                 Series A-7, 6.625% due 5/15/2033                          6,365
      2,500    Guadalupe-Blanco River Authority, Texas, Sewage and
                 Solid Waste Disposal Facility Revenue Bonds (E. I. du
                 Pont de Nemours and Company Project), AMT,
                 6.40% due 4/01/2026                                       2,529
      3,440    Matagorda County, Texas, Navigation District
                 Number 1, Revenue Refunding Bonds (Reliant
                 Energy, Inc.), Series C, 8% due 5/01/2029                 3,608
      3,060    Port Corpus Christi, Texas, Individual Development
                 Corporation, Environmental Facilities Revenue
                 Bonds (Citgo Petroleum Corporation Project), AMT,
                 8.25% due 11/01/2031                                      3,129
               Port Corpus Christi, Texas, Revenue Refunding Bonds
                 (Celanese Project):
      2,500        AMT, Series B, 6.70% due 11/01/2030                     2,728
        800        Series A, 6.45% due 11/01/2030                            858
      2,020    Sabine River Authority, Texas, PCR, Refunding (TXU
                 Electric Company Project/TXU Energy Company
                 LLC), Series C, 5.20% due 5/01/2028                       2,048
================================================================================
Virginia -- 0.3%
      1,000    Chesterfield County, Virginia, IDA, PCR, Refunding
                 (Virginia Electric and Power Company), Series B,
                 5.875% due 6/01/2017                                      1,076
================================================================================
Washington -- 5.1%
      2,425    Chelan County, Washington, Public Utility District
                 Number 001, Consolidated Revenue Refunding
                 Bonds (Chelan Hydro System), AMT, Series D,
                 6.35% due 7/01/2028 (i)                                   2,483
        500    Energy Northwest, Washington, Electric Revenue
                 Refunding Bonds, DRIVERS, Series 248, 7.222%
                 due 7/01/2018 (i)(m)(o)                                     591
      4,020    Washington State Housing Financing Commission,
                 S/F Program Revenue Bonds, AMT, Series 2A,
                 4.70% due 12/01/2038 (f)(g)                               3,955
               Washington State Public Power Supply System,
                 Revenue Refunding Bonds, Series B:
      5,000        (Nuclear Project Number 1), 7.125%
                      due 7/01/2016                                        6,207
      1,900        (Nuclear Project Number 3), 7.125%
                      due 7/01/2016 (i)                                    2,362
================================================================================


10       BLACKROCK MUNIVEST FUND II, INC.              APRIL 30, 2007

Schedule of Investments (concluded)                               (in Thousands)

       Face
     Amount    Municipal Bonds                                            Value
================================================================================
Wisconsin -- 0.8%
    $ 2,215    Wisconsin State Health and Educational Facilities
                 Authority Revenue Bonds (SynergyHealth Inc.),
                 6% due 11/15/2032                                     $   2,407
================================================================================
U.S. Virgin Islands -- 2.2%
      6,000    Virgin Islands Government Refinery Facilities, Revenue
                 Refunding Bonds (Hovensa Coker Project), AMT,
                 6.50% due 7/01/2021                                       6,752
================================================================================
               Total Municipal Bonds
               (Cost -- $390,272) -- 135.7%                              417,218
================================================================================

================================================================================
               Municipal Bonds Held in Trust (n)
================================================================================
Illinois -- 6.3%
      6,000    Chicago, Illinois, O'Hare International Airport,
                 General Airport Revenue Refunding Bonds,
                 Third Lien, AMT, Series A, 5.75% due 1/1/2020 (i)         6,422
               Kane and De Kalb Counties, Illinois, Community Unity
                 School District Number 302, GO (d):
      4,200        5.75% due 2/01/2014 (j)                                 4,694
      1,000        5.75% due 2/01/2019                                     1,118
      6,400    Metropolitan Pier and Exposition Authority, Illinois,
                 Dedicated State Tax Revenue Refunding Bonds
                 (McCormick Place Expansion Project), Series B,
                 5.75% due 6/15/2023 (i)                                   6,991
================================================================================
Massachusetts -- 3.4%
     10,000    Massachusetts State School Building Authority,
                 Dedicated Sales Tax Revenue Bonds, Series A,
                 5% due 8/15/2030 (h)                                     10,576
================================================================================
New York -- 6.2%
      6,750    New York City, New York, City Transitional Finance
                 Authority Revenue Bonds, Future Tax Secured,
                 Series B, 6.25% due 11/15/2018                           7,313
     11,000    New York State Dormitory Authority, State University
                 Educational Facilities Revenue Refunding Bonds,
                 Series 1989, 6% due 5/15/2010 (i)(j)                    11,843
===============================================================================
Pennsylvania -- 1.4%
      4,000    Delaware River Port Authority of Pennsylvania and
                 New Jersey Revenue Bonds, 6% due 1/01/2018 (h)           4,229
===============================================================================
Texas -- 6.5%
     10,000    Harris County, Texas, Health Facilities Development
                 Corporation, Revenue Refunding Bonds (School Health
                 Care System), Series B, 5.75% due 7/01/2027 (c)         11,997
      7,500    San Antonio, Texas, Electric and Gas Revenue Bonds,
                 Series A, 5.75% due 2/01/2010 (j)                        7,901
===============================================================================
Washington -- 5.5%
               Energy Northwest, Washington, Electric Revenue
                 Refunding Bonds (Columbia Generating Station):
      3,500        Series A, 5.75% due 7/01/2018 (i)                      3,817
      2,250        Series B, 6% due 7/01/2018 (b)                         2,480
     10,000    Washington State, Various Purpose, GO, Series B, 6%
                 due 1/01/2010 (h)(j)                                    10,579
-------------------------------------------------------------------------------
               Total Municipal Bonds Held in Trust
               (Cost -- $86,198) -- 29.3%                                89,960
===============================================================================
Total Investments (Cost -- $476,470*) -- 165.0%                         507,178

Other Assets Less Liabilities -- 5.6%                                    17,301

Liability for Trust Certificates, Including Interest
Expense Payable -- (13.6%)                                              (41,804)

Preferred Stock, at Redemption Value -- (57.0%)                        (175,192)
                                                                     ----------
Net Assets Applicable to Common Stock -- 100.0%                      $  307,483
                                                                     ==========

* The cost and unrealized appreciation (depreciation) of investments as of April 30, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost ............................................     $ 436,825
                                                                      =========
      Gross unrealized appreciation .............................     $  29,902
      Gross unrealized depreciation .............................          (849)
                                                                      ---------
      Net unrealized appreciation ...............................     $  29,053
                                                                      =========

(a)   ACA Insured.
(b)   AMBAC Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   FHA Insured.
(f)   FHLMC Collateralized.
(g)   FNMA/GNMA Collateralized.
(h)   FSA Insured.
(i)   MBIA Insured.
(j)   Prerefunded.
(k)   Radian Insured.
(l) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(m) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(n) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.
(o) These securities are short-term floating rate certificates issued by tender option bond trusts and are secured by the underlying municipal bond securities.
o Forward interest rate swaps outstanding as of April 30, 2007 were as follows:

      --------------------------------------------------------------------------
                                                                    Unrealized
                                                  Notional         Appreciation
                                                   Amount         (Depreciation)
      --------------------------------------------------------------------------
      Pay a fixed rate of 3.595% and receive
      a floating rate based on 1-week Bond
      Market Association rate

      Broker, JPMorgan Chase
      Expires June 2017                           $ 6,000              $ 27

      Pay a fixed rate of 3.7575% and receive
      a floating rate based on 1-week Bond
      Market Association rate

      Broker JPMorgan Chase
      Expires July 2017                           $11,500               (89)
      --------------------------------------------------------------------------
      Total                                                            $(62)
                                                                       ====

      See Notes to Financial Statements.


           BLACKROCK MUNIVEST FUND II, INC.              APRIL 30, 2007       11

Statement of Net Assets

As of April 30, 2007 (Unaudited)
================================================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------------------------
               Investments in unaffiliated securities, at value (identified
                 cost -- $476,470,283) ........................................................                     $507,178,247
               Cash ...........................................................................                           85,622
               Unrealized appreciation on forward interest rate swaps .........................                           27,342
               Receivables:
                   Securities sold ............................................................    $ 11,919,989
                   Interest ...................................................................       9,187,163       21,107,152
                                                                                                   ------------
               Prepaid expenses ...............................................................                           12,930
                                                                                                                    ------------
               Total assets ...................................................................                      528,411,293
                                                                                                                    ------------
================================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------------------
               Trust certificates .............................................................                       41,300,000
               Unrealized depreciation on forward interest rate swaps .........................                           89,447
               Payables:
                   Securities purchased .......................................................       2,055,185
                   Dividends to Common Stock shareholders .....................................       1,436,988
                   Interest expense payable ...................................................         504,350
                   Investment adviser .........................................................         198,125
                   Other affiliates ...........................................................           5,453        4,200,101
                                                                                                   ------------
               Accrued expenses ...............................................................                          146,873
                                                                                                                    ------------
               Total liabilities ..............................................................                       45,736,421
                                                                                                                    ------------
================================================================================================================================
Preferred Stock
--------------------------------------------------------------------------------------------------------------------------------
               Preferred Stock, at redemption value, par value $.05 per share (1,800 Series A
                 Shares, 1,800 Series B Shares, 1,800 Series C Shares) and $.10 per share
                 (1,600 Series D Shares) of AMPS* authorized, issued and outstanding at $25,000
                 per share liquidation preference .............................................                      175,191,586
                                                                                                                    ------------
================================================================================================================================
Net Assets Applicable to Common Stock
--------------------------------------------------------------------------------------------------------------------------------
               Net assets applicable to Common Stock ..........................................                     $307,483,286
                                                                                                                    ============
================================================================================================================================
Analysis of Net Assets Applicable to Common Stock
--------------------------------------------------------------------------------------------------------------------------------
               Common Stock, par value $.10 per share (20,239,262 shares issued and outstanding)                    $  2,023,926
               Paid-in capital in excess of par ...............................................                      282,044,156
               Undistributed investment income -- net .........................................    $  2,560,225
               Accumulated realized capital losses -- net .....................................      (9,790,880)
               Unrealized appreciation -- net .................................................      30,645,859
                                                                                                   ------------
               Total accumulated earnings -- net ..............................................                       23,415,204
                                                                                                                    ------------
               Total -- Equivalent to $15.19 net asset value per share of Common Stock (market
                 price -- $15.93) .............................................................                     $307,483,286
                                                                                                                    ============

*     Auction Market Preferred Stock

      See Notes to Financial Statements.


12       BLACKROCK MUNIVEST FUND II, INC.              APRIL 30, 2007

Statement of Operations

For the Six Months Ended April 30, 2007 (Unaudited)
================================================================================================================================
Investment Income
--------------------------------------------------------------------------------------------------------------------------------
                          Interest ............................................................                     $ 14,183,651
                                                                                                                    ------------
================================================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------------------------
                          Investment advisory fees ............................................    $  1,200,546
                          Interest expense and fees ...........................................         816,257
                          Commission fees .....................................................         216,450
                          Accounting services .................................................          80,705
                          Transfer agent fees .................................................          52,585
                          Printing and shareholder reports ....................................          29,919
                          Professional fees ...................................................          26,300
                          Directors' fees and expenses ........................................          14,205
                          Custodian fees ......................................................          13,438
                          Pricing fees ........................................................          12,750
                          Listing fees ........................................................           4,789
                          Other ...............................................................          30,777
                                                                                                   ------------
                          Total expenses ......................................................                        2,498,721
                                                                                                                    ------------
                          Investment income -- net ............................................                       11,684,930
                                                                                                                    ------------
================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
--------------------------------------------------------------------------------------------------------------------------------
                          Realized gain (loss) on:
                              Investments -- net ..............................................       5,099,227
                              Forward interest rate swaps -- net ..............................        (325,209)       4,774,018
                                                                                                   ------------
                          Change in unrealized appreciation/depreciation on:
                              Investments -- net ..............................................      (8,161,394)
                              Forward interest rate swaps -- net ..............................         354,140       (7,807,254)
                                                                                                   -----------------------------
                          Total realized and unrealized loss -- net ...........................                       (3,033,236)
                                                                                                                    ------------
================================================================================================================================
Dividends to Preferred Stock Shareholders
--------------------------------------------------------------------------------------------------------------------------------
                          Investment income -- net ............................................                       (3,098,413)
                                                                                                                    ------------
                          Net Increase in Net Assets Resulting from Operations ................                     $  5,553,281
                                                                                                                    ============

      See Notes to Financial Statements.


           BLACKROCK MUNIVEST FUND II, INC.              APRIL 30, 2007       13

Statements of Changes in Net Assets

                                                                                                    For the Six
                                                                                                   Months Ended        For the
                                                                                                     April 30,       Year Ended
                                                                                                       2007          October 31,
Increase (Decrease) in Net Assets:                                                                  (Unaudited)         2006
================================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------------------
               Investment income -- net .......................................................    $ 11,684,930     $ 23,398,673
               Realized gain -- net ...........................................................       4,774,018        3,479,533
               Change in unrealized appreciation/depreciation -- net ..........................      (7,807,254)       3,531,506
               Dividends to Preferred Stock shareholders ......................................      (3,098,413)      (5,777,483)
                                                                                                   -----------------------------
               Net increase in net assets resulting from operations ...........................       5,553,281       24,632,229
                                                                                                   -----------------------------
================================================================================================================================
Dividends to Common Stock Shareholders
--------------------------------------------------------------------------------------------------------------------------------
               Investment income -- net .......................................................      (8,753,591)     (20,208,309)
                                                                                                   -----------------------------
               Net decrease in net assets resulting from dividends to Common Stock shareholders      (8,753,591)     (20,208,309)
                                                                                                   -----------------------------
================================================================================================================================
Stock Transactions
--------------------------------------------------------------------------------------------------------------------------------
               Value of shares issued to Common Stock shareholders in reinvestment of dividends         708,990        1,849,222
                                                                                                   -----------------------------
               Net increase in net assets resulting from stock transactions ...................         708,990        1,849,222
                                                                                                   -----------------------------
================================================================================================================================
Net Assets Applicable to Common Stock
--------------------------------------------------------------------------------------------------------------------------------
               Total increase (decrease) in net assets applicable to Common Stock .............      (2,491,320)       6,273,142
               Beginning of period ............................................................     309,974,606      303,701,464
                                                                                                   -----------------------------
               End of period* .................................................................    $307,483,286     $309,974,606
                                                                                                   =============================
                  * Undistributed investment income -- net ....................................    $  2,560,225     $  2,727,299
                                                                                                   =============================

      See Notes to Financial Statements.


14       BLACKROCK MUNIVEST FUND II, INC.              APRIL 30, 2007

Financial Highlights

                                               For the Six
The following per share data and               Months Ended                      For the Year Ended October 31,
ratios have been derived from information     April 30, 2007    ----------------------------------------------------------------
provided in the financial statements.          (Unaudited)        2006          2005          2004          2003          2002
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
       Net asset value, beginning of period .    $  15.35       $  15.13      $  15.21      $  14.76      $  14.16      $  14.29
                                                 -------------------------------------------------------------------------------
       Investment income -- net .............         .57+          1.16+         1.19+         1.17+         1.17+         1.11
       Realized and unrealized gain
         (loss) -- net ......................        (.15)           .35           .04           .44           .49          (.25)
       Dividends to Preferred Stock
         shareholders from investment
         income -- net ......................        (.15)          (.29)         (.18)         (.07)         (.07)         (.09)
                                                 -------------------------------------------------------------------------------
       Total from investment operations .....         .27           1.22          1.05          1.54          1.59           .77
                                                 -------------------------------------------------------------------------------
       Less dividends to Common Stock
         shareholders from investment
         income -- net ......................        (.43)         (1.00)        (1.10)        (1.09)         (.99)         (.90)
                                                 -------------------------------------------------------------------------------
       Offering and underwriting costs
         resulting from the issuance
         of Preferred Stock .................          --             --          (.03)           --            --            --
                                                 -------------------------------------------------------------------------------
       Net asset value, end of period .......    $  15.19       $  15.35      $  15.13      $  15.21      $  14.76      $  14.16
                                                 ===============================================================================
       Market price per share, end of period     $  15.93       $  16.29      $  15.40      $  15.15      $  14.26      $  13.36
                                                 ===============================================================================
================================================================================================================================
Total Investment Return***
--------------------------------------------------------------------------------------------------------------------------------
       Based on net asset value per share ...        1.79%@         8.36%         6.88%        10.94%        11.88%         5.86%
                                                 ===============================================================================
       Based on market price per share ......         .59%@        12.98%         9.21%        14.38%        14.56%         4.25%
                                                 ===============================================================================
================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
--------------------------------------------------------------------------------------------------------------------------------
       Total expenses, net of reimbursement
         and excluding interest expense and
         fees** .............................        1.10%*         1.11%         1.07%          .99%         1.01%         1.05%
                                                 ===============================================================================
       Total expenses, net of reimbursement**        1.63%*         1.61%         1.35%         1.16%         1.19%         1.29%
                                                 ===============================================================================
       Total expenses** .....................        1.63%*         1.61%         1.35%         1.16%         1.19%         1.29%
                                                 ===============================================================================
       Total investment income -- net** .....        7.62%*         7.70%         7.76%         7.86%         8.01%         7.79%
                                                 ===============================================================================
       Amount of dividends to Preferred Stock
         shareholders .......................        2.02%*         1.90%         1.14%          .46%          .46%          .66%
                                                 ===============================================================================
       Investment income to Common Stock
         shareholders -- net ................        5.60%*         5.80%         6.62%         7.40%         7.55%         7.13%
                                                 ===============================================================================
================================================================================================================================
Ratios Based on Average Net Assets Applicable to Preferred Stock
--------------------------------------------------------------------------------------------------------------------------------
       Dividends to Preferred Stock shareholders     3.57%*         3.30%         2.09%         1.02%          .98%        1.38%
                                                 ===============================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
       Net assets applicable to Common Stock,
         end of period (in thousands) .......    $307,483       $309,975      $303,701      $303,448      $293,753      $281,830
                                                 ===============================================================================
       Preferred Stock outstanding at
         liquidation preference, end of
         period (in thousands) ..............    $175,000       $175,000      $175,000      $135,000      $135,000      $135,000
                                                 ===============================================================================
       Portfolio turnover ...................          17%            60%           64%           20%           29%           56%
                                                 ===============================================================================
================================================================================================================================
Leverage
--------------------------------------------------------------------------------------------------------------------------------
       Asset coverage per $1,000 ............    $  2,757       $  2,771      $  2,735      $  3,248      $  3,176      $  3,088
                                                 ===============================================================================
================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
--------------------------------------------------------------------------------------------------------------------------------
       Series A -- Investment income -- net .    $    442       $    820      $    527      $    262      $    251      $    338
                                                 ===============================================================================
       Series B -- Investment income -- net .    $    451       $    869      $    503      $    234      $    248      $    319
                                                 ===============================================================================
       Series C -- Investment income -- net .    $    438       $    800      $    512      $    268      $    240      $    375
                                                 ===============================================================================
       Series D@@ -- Investment income -- net    $    439       $    812      $    450            --            --            --
                                                 ===============================================================================

*     Annualized.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
*** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.
+     Based on average shares outstanding.
@     Aggregate total investment return.
@@    Series D was issued on January 14, 2005.

      See Notes to Financial Statements.


           BLACKROCK MUNIVEST FUND II, INC.              APRIL 30, 2007       15

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

BlackRock MuniVest Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MVT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Effective April 2, 2007, short-term securities purchased with a maturity of greater than 60 days may be valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains, as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.


16       BLACKROCK MUNIVEST FUND II, INC.              APRIL 30, 2007

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust -- The Fund invests in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which the Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The transfer of the municipal securities to a TOB does not qualify for sale treatment under Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Fund's schedule of investments and the proceeds from the transaction are reported as a liability for trust certificates of the Fund. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. At April 30, 2007, the aggregate value of the underlying municipal securities transferred to TOBs was $89,960,036, the related liability for trust certificates was $41,300,000 and the range of interest rates was 3.94% to 4.02%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund's investments in TOB Residuals likely will adversely affect the Fund's investment income -- net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share.

While the Fund's investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Fund to borrow money for purposes of making investments. The Fund's management believes that the Fund's restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.


           BLACKROCK MUNIVEST FUND II, INC.              APRIL 30, 2007       17

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, "Statement of Financial Accounting Standards No. 157, Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Investment Advisory Agreement between the Fund and BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., became effective on September 29, 2006. Prior to September 29, 2006, Fund Asset Management, L.P. ("FAM") was the Fund's manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch"), which is the limited partner. Merrill Lynch and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock.

In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a fee that is a percentage of the management fee paid by the Fund to the Manager.

For the six months ended April 30, 2007, the Fund reimbursed the Manager $4,572 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


18       BLACKROCK MUNIVEST FUND II, INC.              APRIL 30, 2007

Notes to Financial Statements (concluded)

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2007 were $88,310,679 and $88,829,330, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 2007 and the year ended October 31, 2006 increased by 46,176 and 121,589, respectively, as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.05 per share (Series A, Series B and Series C Shares), and $.10 per share (Series D Shares). In addition, there is a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitles Preferred Stock shareholders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2007 were as follows: Series A, 3.68%; Series B, 3.70%; Series C, 3.86%; and Series D, 3.80%.

Shares issued and outstanding during the six months ended April 30, 2007 and the year ended October 31, 2006 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2007, Merrill Lynch, Pierce, Fenner & Smith Incorporated earned $109,778 as commissions.

5. Capital Loss Carryforward:

On October 31, 2006, the Fund had a net capital loss carryforward of $9,067,047, of which $308,613 expires in 2007 and $8,758,434 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On June 1, 2007, the Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.071000 per share to shareholders of record on May 15, 2007.


           BLACKROCK MUNIVEST FUND II, INC.              APRIL 30, 2007       19

Officers and Directors

Robert C. Doll, Jr., Fund President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Donald C. Burke, Vice President and Treasurer
John M. Loffredo, Senior Vice President
Fred K. Stuebe, Vice President
Karen Clark, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MVT

--------------------------------------------------------------------------------
Effective January 1, 2007, Edward D. Zinbarg retired as a Director of BlackRock MuniVest Fund II, Inc. The Fund's Board of Directors wishes Mr. Zinbarg well in his retirement.
--------------------------------------------------------------------------------


20       BLACKROCK MUNIVEST FUND II, INC.              APRIL 30, 2007

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.


           BLACKROCK MUNIVEST FUND II, INC.              APRIL 30, 2007       21

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


22       BLACKROCK MUNIVEST FUND II, INC.              APRIL 30, 2007

BlackRock MuniVest Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of BlackRock MuniVest Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock MuniVest Fund II, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                     #16807-4/07

Item 2 -  Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - The registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniVest Fund II, Inc.


By: /s/ Robert C. Doll, Jr.
    --------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniVest Fund II, Inc.

Date: June 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniVest Fund II, Inc.

Date: June 19, 2007


By: /s/ Donald C. Burke
    --------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock MuniVest Fund II, Inc.

Date: June 19, 2007